UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2010

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-31719 (Commission File Number)	13-4204626 (I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
In connection with the effectiveness of the Separation Agreement, as discussed below in Item 5.02, the Employment Agreement between Molina Healthcare, Inc. (“Molina”) and Mr. Andrews has terminated. Certain obligations under the Employment Agreement, including the confidentiality, non-solicitation, and non-disparagement provisions, shall continue in accordance with their terms.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2010, Molina entered into a Separation Agreement, General Waiver, and Release of Claims (the “Separation Agreement”) with Mark L. Andrews, the Company’s Chief Legal Officer and Secretary. The Separation Agreement superseded Mr. Andrews’ Amended and Restated Employment Agreement, dated December 31, 2009, and included as an exhibit to Molina’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 7, 2010 (the “Employment Agreement”).
Under the terms of the Separation Agreement, Molina has agreed to pay Mr. Andrews a cash severance payment of $750,000, a pro rata bonus of $145,833, and miscellaneous other payments. That portion of the severance payment and pro rata bonus that does not exceed the exemption limit under Internal Revenue Code Section 409A and applicable regulations thereunder shall be paid in a lump sum 60 days after execution of the Separation Agreement, with the balance payable approximately four months thereafter. All unvested shares of restricted stock and stock options were accelerated and became fully vested on the date of execution of the Separation Agreement.
A copy of the Separation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference. The summary of the Separation Agreement set forth above is qualified in its entirety by reference to the text of such agreement.
Effective July 29, 2010, Jeff D. Barlow, 47, has been appointed acting General Counsel and Secretary for Molina.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Separation Agreement, General Waiver, and Release of Claims dated July 29, 2010, between Molina Healthcare, Inc. and Mark L. Andrews.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: August 2, 2010	By:	/s/ Joseph M. Molina
Joseph M. Molina
President, Chief Executive Officer, and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement, General Waiver, and Release of Claims dated July 29, 2010, between Molina Healthcare, Inc. and Mark L. Andrews.